UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

 Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2015

 OPTICAL CABLE CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-27022	54-1237042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5290 Concourse Drive Roanoke, VA		24019
(Address of principal executive offices)		(Zip Code)

(540) 265-0690

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 9.01 Financial Statements and Exhibits

Signatures

Exhibits

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Item 1.01. Entry into a Material Definitive Agreement

On August 30, 2013, Optical Cable Corporation (the “Company”) and SunTrust Bank (the “Bank”) entered into a revolving credit facility consisting of a Commercial Note and Agreement to Commercial Note under which the Bank provided the Company with a revolving line of credit for the working capital needs of the Company (together, the “Commercial Note”). The Commercial Note matures on August 31, 2016.

On May 7, 2015, the Company entered into a commercial note renewal letter (“Binding Letter of Renewal”) extending the maturity date of the Commercial Note to August 31, 2017. The Binding Letter of Renewal only extends the maturity date of the Commercial Note. All other terms of the Commercial Note remain unaltered and remain in full force and effect. The Company also entered into an Amended and Restated Security Agreement with the Bank dated May 7, 2015 (the “Amended and Restated Security Agreement”) which is substantially similar in all material aspects to, and replaces in its entirety, the Security Agreement dated April 30, 2010 between the Company and the Bank.

The Commercial Note provides the Company the ability to borrow an aggregate principal amount at any one time outstanding not to exceed the lesser of (i) $9.0 million, or (ii) the sum of 85% of certain receivables aged 90 days or less plus 35% of the lesser of $1.0 million or certain foreign receivables plus 25% of certain raw materials inventory. Within the revolving loan limit of the Commercial Note, the Company may borrow, repay, and reborrow, at any time or from time to time until August 31, 2017 (as a result of the extended maturity date as provided for in the Binding Letter of Renewal).

Advances under the Commercial Note accrue interest at LIBOR plus 2.2%. Accrued interest on the outstanding principal balance is due on the first day of each month, with all then outstanding principal, interest, fees and costs due at the Commercial Note maturity date of August 31, 2017. The Company currently has $4.5 million outstanding under the Commercial Note.

The Binding Letter of Renewal and Amended and Restated Security Agreement are attached hereto as Exhibit 10.1 and Exhibit 10.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following are filed as Exhibits to this Report.

Exhibit No.	Description of Exhibit

10.1	Binding Letter of Renewal dated May 7, 2015. (FILED HEREWITH)

10.2	Amended and Restated Security Agreement dated May 7, 2015. (FILED HEREWITH)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTICAL CABLE CORPORATION

By:	/s/ TRACY G. SMITH
Name:	Tracy G. Smith
Title:	Senior Vice President and Chief Financial Officer

Dated: May 8, 2015

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